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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 18, 2002
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                         FRANK'S NURSERY & CRAFTS, INC.

             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



       1-5364                                         47-0863558
(Commission File Number)                (I.R.S. Employer Identification Number)


                    580 Kirts Blvd, Suite 300, Troy, MI 48084
                    (Address of Principal Executive Offices)

                                 (248) 712-7000
              (Registrant's Telephone Number, Including Area Code)

                       1175 West Long Lake, Troy, MI 48098
          (Former Name or Former Address, if changed Since Last Report)



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ITEM 4.     Changes in Registrant's Certifying Accountant.

         After a competitive bid process, on June 18, 2002, the board of directors of Frank Nursery & Crafts, Inc. (the "Company") approved the engagement of Grant Thornton LLP ("Grant Thornton") as the Company's independent auditors for the fiscal year ending January 26, 2003, to replace Ernst and Young LLP ("Ernst & Young"), whose engagement as the Company's auditors ended immediately.

         Ernst and Young's audit reports on the Company's financial statements as of and for the two most recent fiscal years ended January 28, 2001 and January 27, 2002, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years ended January 28, 2001 and January 27, 2002, and through the date hereof, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its reports.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years ended January 28, 2001 and January 27, 2002 or, through the date hereof.

         The Company provided Ernst & Young with a copy of the foregoing disclosures. A letter from Ernst & Young, dated June 25, 2002, stating its agreement with such statements is attached hereto as Exhibit 16.1.

         During the Company's two most recent fiscal years ended January 28, 2001 and January 27, 2002, and through the date hereof, the Company did not consult with Grant Thornton regarding any of the matters or events described in
Item 304(a)(2)(i) and (ii) of Regulation S-K.




ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            Exhibit 16.1 Letter of Ernst & Young LLP regarding change in certifying accountant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FRANK'S NURSERY & CRAFTS, INC.


Date: June 25, 2002            By: /s/Larry T. Lakin
                                   -------------------------------
                                   Larry T. Lakin
                                   Vice Chairman, Chief Financial
                                   Officer, Treasurer and Director



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                                  EXHIBIT INDEX


Exhibit Number                         Description
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    16.1                 Letter of Ernst & Young LLP regarding change in
                          certifying accountant.



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